EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2019 Financial Results

SAN RAFAEL, Calif., July 18, 2019 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2019 of $19.6 million and diluted earnings per common share ("EPS") of $0.73. These results compare to net income of $19.6 million and EPS of $0.73 for the first quarter 2019 and net income of $18.0 million and EPS of $0.67 for the second quarter 2018.

"Net interest margin remained stable and operating costs continued to be well controlled during the second quarter 2019.  Net interest margin was 3.13 percent for the second quarter 2019 compared to 3.12 percent for the first quarter 2019.  Operating expenses represented 49 percent of revenues, on a fully-taxable equivalent basis, for both the first and second quarters of 2019.  Asset quality improved with nonperforming assets totaling only $4.1 million at June 30, 2019 compared to $4.4 million at March 31, 2019, and $6.0 million at June 30, 2018,” said Chairman, President and CEO David Payne. “Second quarter 2019 results generated an annualized 11.7 percent return on average common equity, and the Board of Directors approved an increase in the quarterly cash dividend to $0.41 per share in April 2019,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $40.3 million for the second quarter 2019, compared to $40.2 million for the first quarter 2019 and $38.3 million for the second quarter 2018. The annualized net interest margin (FTE) was 3.13 percent for the second quarter 2019, compared to 3.12 percent for the first quarter 2019 and 2.97 percent for the second quarter 2018. Checking and savings deposits, which are less sensitive to changes in interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the second quarter 2019.

The Company recognized no provision for loan losses for the second quarter 2019 given low levels of nonperforming loans and other credit quality attributes.

Noninterest income for the second quarter 2019 totaled $12.3 million, compared to $11.6 million for the first quarter 2019, and $11.8 million for the second quarter 2018.  Second quarter 2019 noninterest income included a life insurance gain of $433 thousand.

Noninterest expense for the second quarter 2019 totaled $25.6 million, compared to $25.2 million for the first quarter 2019 and $25.7 million for the second quarter 2018.  Noninterest expense for the second quarter 2019 was $378 thousand higher than noninterest expense for the first quarter 2019, primarily due to $553 thousand in loss contingencies.  The loss contingencies include a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand settlement to dismiss a lawsuit.  Although loss contingencies represent estimated liabilities, which are subject to revision, the Company does not anticipate additional losses for either of these matters.

The tax rate for the second quarter 2019 was 27.5 percent on a FTE basis and 24.1 percent on a non-FTE basis.  In the second quarter 2019, the Company established a $269 thousand valuation allowance against certain deferred tax assets, which, combined with the tax-exempt nature of the life insurance gains and excess tax benefits of $83 thousand from stock options, increased the tax rate on an FTE and non-FTE basis by 0.3 percent.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2018 filed on Form 10-K and quarterly report for the quarter ended March 31, 2019 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 18, 2019
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2019

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Net Interest and Fee Income (FTE)	$40,330	$38,349	5.2%	$40,247
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	12,288	11,769	4.4%	11,579
Noninterest Expense	25,561	25,741	-0.7%	25,183
Income Before Taxes (FTE)	27,057	24,377	11.0%	26,643
Income Tax Provision (FTE)	7,432	6,367	16.7%	6,997
Net Income	$19,625	$18,010	9.0%	$19,646

Average Common Shares Outstanding	26,942	26,630	1.2%	26,841
Diluted Average Common Shares	26,987	26,728	1.0%	26,912

Operating Ratios:
Basic Earnings Per Common Share	$0.73	$0.68	7.1%	$0.73
Diluted Earnings Per Common Share	$0.73	0.67	8.5%	0.73
Return On Assets (a)	1.42%	1.29%		1.42%
Return On Common Equity (a)	11.7%	11.6%		12.2%
Net Interest Margin (FTE) (a)	3.13%	2.97%		3.12%
Efficiency Ratio (FTE)	48.6%	51.4%		48.6%

Dividends Paid Per Common Share	$0.41	$0.40	2.5%	$0.40
Common Dividend Payout Ratio	56%	60%		55%

			%
	6/30'19YTD	6/30'18YTD	Change

Net Interest and Fee Income (FTE)	$80,577	$75,624	6.5%
Provision for Loan Losses	-	-	n/m
Noninterest Income	23,867	23,724	0.6%
Noninterest Expense	50,744	51,763	-2.0%
Income Before Taxes (FTE)	53,700	47,585	12.9%
Income Tax Provision (FTE)	14,429	12,069	19.6%
Net Income	$39,271	$35,516	10.6%

Average Common Shares Outstanding	26,892	26,581	1.2%
Diluted Average Common Shares	26,950	26,696	1.0%

Operating Ratios:
Basic Earnings Per Common Share	$1.46	$1.34	9.0%
Diluted Earnings Per Common Share	1.46	1.33	9.8%
Return On Assets (a)	1.42%	1.28%
Return On Common Equity (a)	12.0%	11.6%
Net Interest Margin (FTE) (a)	3.12%	2.93%
Efficiency Ratio (FTE)	48.6%	52.1%

Dividends Paid Per Common Share	$0.81	$0.80	1.3%
Common Dividend Payout Ratio	55%	60%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Interest and Fee Income (FTE)	$40,817	$38,808	5.2%	$40,741
Interest Expense	487	459	6.1%	494
Net Interest and Fee Income (FTE)	$40,330	$38,349	5.2%	$40,247

Average Earning Assets	$5,159,112	$5,180,524	-0.4%	$5,184,978
Average Interest-
Bearing Liabilities	2,646,681	2,729,671	-3.0%	2,689,684

Yield on Earning Assets (FTE) (a)	3.17%	3.01%		3.16%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.13%	2.97%		3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.07%		0.08%
Net Interest Spread (FTE) (a)	3.09%	2.94%		3.08%

			%
	6/30'19YTD	6/30'18YTD	Change

Interest and Fee Income (FTE)	$81,558	$76,542	6.6%
Interest Expense	981	918	6.9%
Net Interest and Fee Income (FTE)	$80,577	$75,624	6.5%

Average Earning Assets	$5,171,973	$5,171,312	0.0%
Average Interest-
Bearing Liabilities	2,668,063	2,731,936	-2.3%

Yield on Earning Assets (FTE) (a)	3.16%	2.97%
Cost of Funds (a)	0.04%	0.04%
Net Interest Margin (FTE) (a)	3.12%	2.93%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.07%
Net Interest Spread (FTE) (a)	3.08%	2.90%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Total Assets	$5,560,740	$5,587,871	-0.5%	$5,611,762
Total Earning Assets	5,159,112	5,180,524	-0.4%	5,184,978
Total Loans	1,183,539	1,209,049	-2.1%	1,205,656
Commercial Loans	262,804	295,971	-11.2%	281,465
Commercial RE Loans	582,126	550,427	5.8%	580,178
Consumer Loans	338,609	362,651	-6.6%	344,013
Total Investment Securities	3,648,436	3,543,838	3.0%	3,689,852
Equity Securities	1,772	1,763	0.5%	1,748
Debt Securities Available For Sale	2,750,093	2,444,582	12.5%	2,734,658
Debt Securities Held To Maturity	896,571	1,097,493	-18.3%	953,446
Total Interest-Bearing Cash	327,137	427,637	-23.5%	289,470

Loans/Deposits	24.9%	24.9%		24.9%

			%
	6/30'19YTD	6/30'18YTD	Change

Total Assets	$5,586,110	$5,576,352	0.2%
Total Earning Assets	5,171,973	5,171,312	0.0%
Total Loans	1,194,536	1,226,304	-2.6%
Commercial Loans	272,083	306,102	-11.1%
Commercial RE Loans	581,157	553,215	5.1%
Consumer Loans	341,296	366,987	-7.0%
Total Investment Securities	3,669,029	3,511,828	4.5%
Equity Securities	1,760	1,877	-6.3%
Debt Securities Available For Sale	2,742,418	2,393,283	14.6%
Debt Securities Held To Maturity	924,851	1,116,668	-17.2%
Total Interest-Bearing Cash	308,408	433,180	-28.8%

Loans/Deposits	24.9%	25.3%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Total Deposits	$4,762,286	$4,846,986	-1.7%	$4,834,690
Noninterest Demand	2,172,207	2,177,708	-0.3%	2,204,232
Interest-Bearing Transaction	945,128	924,542	2.2%	946,458
Savings	1,459,287	1,523,024	-4.2%	1,492,100
Time greater than $100K	80,120	99,955	-19.8%	82,796
Time less than $100K	105,544	121,757	-13.3%	109,104
Total Short-Term Borrowings	56,602	60,393	-6.3%	59,226
Shareholders' Equity	669,947	625,409	7.1%	655,380

Demand Deposits/
Total Deposits	45.6%	44.9%		45.6%
Transaction & Savings
Deposits / Total Deposits	96.1%	95.4%		96.0%

			%
	6/30'19YTD	6/30'18YTD	Change

Total Deposits	$4,798,288	$4,837,721	-0.8%
Noninterest Demand	2,188,131	2,167,226	1.0%
Interest-Bearing Transaction	945,789	925,034	2.2%
Savings	1,475,603	1,520,540	-3.0%
Time greater than $100K	81,451	101,541	-19.8%
Time less than $100K	107,314	123,380	-13.0%
Total Short-Term Borrowings	57,906	61,441	-5.8%
Shareholders' Equity	662,704	619,666	6.9%

Demand Deposits/
Total Deposits	45.6%	44.8%
Transaction & Savings
Deposits / Total Deposits	96.1%	95.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,159,112	$40,817	3.17%
Total Loans (FTE)	1,183,539	14,929	5.06%
Commercial Loans (FTE)	262,804	3,561	5.43%
Commercial RE Loans	582,126	7,709	5.31%
Consumer Loans	338,609	3,659	4.33%
Total Investments (FTE)	3,648,436	23,930	2.62%
Total Interest-Bearing Cash	327,137	1,958	2.37%

Interest Expense Paid
Total Earning Assets	5,159,112	487	0.04%
Total Interest-Bearing Liabilities	2,646,681	487	0.08%
Total Interest-Bearing Deposits	2,590,079	478	0.07%
Interest-Bearing Transaction	945,128	119	0.05%
Savings	1,459,287	212	0.06%
Time less than $100K	105,544	65	0.25%
Time greater than $100K	80,120	82	0.41%
Total Short-Term Borrowings	56,602	9	0.06%

Net Interest Income and
Margin (FTE)		$40,330	3.13%

	Q2'2018
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,180,524	$38,808	3.01%
Total Loans (FTE)	1,209,049	15,081	5.00%
Commercial Loans (FTE)	295,971	3,804	5.16%
Commercial RE Loans	550,427	7,804	5.69%
Consumer Loans	362,651	3,473	3.84%
Total Investments (FTE)	3,543,838	21,963	2.48%
Total Interest-Bearing Cash	427,637	1,764	1.77%

Interest Expense Paid
Total Earning Assets	5,180,524	459	0.04%
Total Interest-Bearing Liabilities	2,729,671	459	0.07%
Total Interest-Bearing Deposits	2,669,278	449	0.07%
Interest-Bearing Transaction	924,542	60	0.03%
Savings	1,523,024	224	0.06%
Time less than $100K	121,757	70	0.23%
Time greater than $100K	99,955	95	0.38%
Total Short-Term Borrowings	60,393	10	0.06%

Net Interest Income and
Margin (FTE)		$38,349	2.97%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Service Charges on Deposits	$4,493	$4,645	-3.3%	$4,504
Merchant Processing Services	2,657	2,305	15.2%	2,558
Debit Card Fees	1,641	1,698	-3.4%	1,507
Other Service Fees	585	650	-10.0%	577
ATM Processing Fees	722	698	3.4%	633
Trust Fees	749	726	3.2%	717
Life Insurance Gains	433	-	n/m	-
Financial Services Commissions	93	141	-34.1%	101
Equity Securities Gains (Losses)	26	(14)	n/m	24
Other Income	889	920	-3.4%	958
Total Noninterest Income	$12,288	$11,769	4.4%	$11,579

Total Revenue (FTE)	$52,618	$50,118	5.0%	$51,826
Noninterest Income/Revenue (FTE)	23.4%	23.5%		22.3%
Service Charges/Avg. Deposits (a)	0.38%	0.38%		0.38%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.83	$7.55	3.8%	$7.83

			%
	6/30'19YTD	6/30'18YTD	Change

Service Charges on Deposits	$8,997	$9,397	-4.3%
Merchant Processing Services	5,215	4,725	10.4%
Debit Card Fees	3,148	3,303	-4.7%
Other Service Fees	1,162	1,281	-9.3%
ATM Processing Fees	1,355	1,362	-0.5%
Trust Fees	1,466	1,469	-0.1%
Life Insurance Gains	433	-	n/m
Financial Services Commissions	194	255	-23.7%
Equity Securities Gains (Losses)	50	(50)	n/m
Other Income	1,847	1,982	-6.8%
Total Noninterest Income	$23,867	$23,724	0.6%

Total Revenue (FTE)	$104,444	$99,348	5.1%
Noninterest Income/Revenue (FTE)	22.9%	23.9%
Service Charges/Avg. Deposits (a)	0.38%	0.39%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.83	$7.54	3.9%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Salaries & Benefits	$13,090	$13,186	-0.7%	$13,108
Occupancy and Equipment	4,916	4,864	1.1%	5,048
Loss Contingency (1)	553	-	n/m	-
Outsourced Data Processing	2,367	2,299	3.0%	2,369
Amortization of
Identifiable Intangibles	79	453	-82.5%	310
Professional Fees	481	871	-44.8%	665
Courier Service	451	422	6.9%	442
Other Operating	3,624	3,646	-0.6%	3,241
Total Noninterest Expense	$25,561	$25,741	-0.7%	$25,183

Noninterest Expense/
Avg. Earning Assets (a)	1.99%	1.99%		1.97%
Noninterest Expense/Revenues (FTE)	48.6%	51.4%		48.6%

			%
	6/30'19YTD	6/30'18YTD	Change

Salaries & Benefits	$26,198	$26,537	-1.3%
Occupancy and Equipment	9,964	9,555	4.3%
Outsourced Data Processing	4,736	4,639	2.1%
Loss Contingency (1)	553	-	n/m
Amortization of
Identifiable Intangibles	389	1,023	-62.0%
Professional Fees	1,146	1,656	-30.8%
Courier Service	893	885	0.9%
Other Operating	6,865	7,468	-8.1%
Total Noninterest Expense	$50,744	$51,763	-2.0%

Noninterest Expense/
Avg. Earning Assets (a)	1.98%	2.02%
Noninterest Expense/Revenues (FTE)	48.6%	52.1%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Average Total Loans	$1,183,539	$1,209,049	-2.1%	$1,205,656

Allowance for Loan Loss (ALL)
Beginning of Period	$20,477	$23,081	-11.3%	$21,351
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(360)	(41)	n/m	(874)
ALL End of Period	$20,117	$23,040	-12.7%	$20,477
Gross ALL Recoveries / Gross ALL Losses	63%	95%		37%

Net ALL Losses / Avg. Total Loans (a)	0.12%	0.01%		0.29%
			%
	6/30'19YTD	6/30'18YTD	Change

Average Total Loans	$1,194,536	$1,226,304	-2.6%

Allowance for Loan Loss (ALL)
Beginning of Period	$21,351	$23,009	-7.2%
Provision for Loan Losses	-	-	n/m
Net ALL (Losses) Recoveries	(1,234)	31	n/m
ALL End of Period	$20,117	$23,040	-12.7%
Gross ALL Recoveries / Gross ALL Losses	48%	101%

Net ALL Losses (Recoveries) /
Avg. Total Loans (a)	0.21%	-0.01%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/19	6/30/18	Change	3/31/19

Nonperforming Loans:
Nonperforming Nonaccrual	$177	$783	-77.4%	$330
Performing Nonaccrual	3,670	4,110	-10.7%	3,670
Total Nonaccrual Loans	3,847	4,893	-21.4%	4,000
90+ Days Past Due Accruing Loans	249	193	29.0%	394
Total	4,096	5,086	-19.5%	4,394
Repossessed Loan Collateral	43	939	-95.4%	43
Total Nonperforming Assets	$4,139	$6,025	-31.3%	$4,437

Total Loans Outstanding	$1,161,712	$1,200,192	-3.2%	$1,204,844

Total Assets	$5,523,448	$5,577,844	-1.0%	$5,555,961

Loans:
Allowance for Loan Losses	$20,117	$23,040	-12.7%	$20,477
Allowance/Loans	1.73%	1.92%		1.70%
Nonperforming Loans/Total Loans	0.35%	0.42%		0.36%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/19	6/30/18	Change	3/31/19

Shareholders' Equity	$693,437	$586,138	18.3%	$656,767
Total Assets	5,523,448	5,577,844	-1.0%	5,555,961

Shareholders' Equity/
Total Assets	12.55%	10.51%		11.82%
Shareholders' Equity/
Total Loans	59.69%	48.84%		54.51%
Tangible Common Equity Ratio	10.56%	8.47%		9.82%
Common Shares Outstanding	26,962	26,649	1.2%	26,901
Common Equity Per Share	$25.72	$21.99	16.9%	$24.41
Market Value Per Common Share	$61.61	$56.51	9.0%	$61.80

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'2019	Q2'2018	Change	Q1'2019

Total Shares Repurchased	8	9	n/m	-
Average Repurchase Price	$61.98	$58.46	n/m	$-
Net Shares Issued	(61)	(58)	n/m	(171)

			%
	6/30'19YTD	6/30'18YTD	Change

Total Shares Repurchased	8	9	n/m
Average Repurchase Price	$61.98	$58.46	n/m
Net Shares Issued	(232)	(224)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/19	6/30/18	Change	3/31/19
Assets:
Cash and Due from Banks	$418,586	$629,146	-33.5%	$421,788

Investment Securities:
Equity Securities	1,797	1,750	2.7%	1,771
Debt Securities Available For Sale	2,775,899	2,363,194	17.5%	2,702,240
Debt Securities Held to Maturity	867,989	1,076,456	-19.4%	923,190

Loans	1,161,712	1,200,192	-3.2%	1,204,844
Allowance For Loan Losses	(20,117)	(23,040)	-12.7%	(20,477)
Total Loans, net	1,141,595	1,177,152	-3.0%	1,184,367

Other Real Estate Owned	43	939	-95.4%	43
Premises and Equipment, net	34,014	35,774	-4.9%	33,934
Identifiable Intangibles, net	1,540	2,827	-45.5%	1,619
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,312	168,933	-5.1%	165,336

Total Assets	$5,523,448	$5,577,844	-1.0%	$5,555,961

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,163,841	$2,205,971	-1.9%	$2,179,803
Interest-Bearing Transaction	942,140	939,002	0.3%	941,379
Savings	1,442,552	1,526,228	-5.5%	1,482,187
Time	181,729	215,921	-15.8%	189,215
Total Deposits	4,730,262	4,887,122	-3.2%	4,792,584

Short-Term Borrowed Funds	54,581	68,894	-20.8%	58,317
Other Liabilities	45,168	35,690	26.6%	48,293
Total Liabilities	4,830,011	4,991,705	-3.2%	4,899,194

Shareholders' Equity:
Common Equity:
Paid-In Capital	460,140	444,871	3.4%	456,075
Accumulated Other
Comprehensive Income (Loss)	13,124	(49,900)	n/m	(11,249)
Retained Earnings	220,173	191,167	15.2%	211,941
Total Shareholders' Equity	693,437	586,138	18.3%	656,767

Total Liabilities and
Shareholders' Equity	$5,523,448	$5,577,844	-1.0%	$5,555,961

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2019	Q2'2018	Change	Q1'2019
Interest & Fee Income:
Loans	$14,822	$14,957	-0.9%	$14,797
Investment Securities:
Equity Securities	99	86	15.3%	98
Debt Securities Available for Sale	17,823	14,323	24.4%	17,521
Debt Securities Held to Maturity	4,924	6,216	-20.8%	5,329
Interest-Bearing Cash	1,958	1,764	11.0%	1,738
Total Interest & Fee Income	39,626	37,346	6.1%	39,483

Interest Expense:
Transaction Deposits	119	60	97.6%	121
Savings Deposits	212	224	-5.5%	216
Time Deposits	147	165	-10.7%	148
Short-Term Borrowed Funds	9	10	-3.8%	9
Total Interest Expense	487	459	6.3%	494

Net Interest Income	39,139	36,887	6.1%	38,989

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,493	4,645	-3.3%	4,504
Merchant Processing Services	2,657	2,305	15.2%	2,558
Debit Card Fees	1,641	1,698	-3.4%	1,507
Other Service Fees	585	650	-10.0%	577
ATM Processing Fees	722	698	3.4%	633
Trust Fees	749	726	3.2%	717
Life Insurance Gains	433	-	n/m	-
Financial Services Commissions	93	141	-34.1%	101
Equity Securities Gains (Losses)	26	(14)	n/m	24
Other	889	920	-3.4%	958
Total Noninterest Income	12,288	11,769	4.4%	11,579

Noninterest Expense:
Salaries and Benefits	13,090	13,186	-0.7%	13,108
Occupancy and Equipment	4,916	4,864	1.1%	5,048
Loss Contingency (1)	553	-	n/m	-
Outsourced Data Processing	2,367	2,299	3.0%	2,369
Amortization of Identifiable Intangibles	79	453	-82.5%	310
Professional Fees	481	871	-44.8%	665
Courier Service	451	422	6.9%	442
Other	3,624	3,646	-0.6%	3,241
Total Noninterest Expense	25,561	25,741	-0.7%	25,183

Income Before Income Taxes	25,866	22,915	12.9%	25,385
Income Tax Provision	6,241	4,905	27.2%	5,739
Net Income	$19,625	$18,010	9.0%	$19,646

Average Common Shares Outstanding	26,942	26,630	1.2%	26,841
Diluted Common Shares Outstanding	26,987	26,728	1.0%	26,912

Per Common Share Data:
Basic Earnings	$0.73	$0.68	7.4%	$0.73
Diluted Earnings	0.73	0.67	9.0%	0.73
Dividends Paid	0.41	0.40	2.5%	0.40
			%
	6/30'19YTD	6/30'18YTD	Change
Interest & Fee Income:
Loans	$29,619	$29,654	-0.1%
Investment Securities:
Equity Securities	197	171	15.3%
Debt Securities Available for Sale	35,344	27,874	26.8%
Debt Securities Held to Maturity	10,253	12,390	-17.2%
Interest-Bearing Cash	3,696	3,572	3.5%
Total Interest & Fee Income	79,109	73,661	7.4%

Interest Expense:
Transaction Deposits	240	120	100.0%
Savings Deposits	428	446	-4.1%
Time Deposits	295	333	-11.3%
Short-Term Borrowed Funds	18	19	-1.8%
Total Interest Expense	981	918	6.9%

Net Interest Income	78,128	72,743	7.4%

Provision for Loan Losses	-	-	n/m

Noninterest Income:
Service Charges	8,997	9,397	-4.3%
Merchant Processing Services	5,215	4,725	10.4%
Debit Card Fees	3,148	3,303	-4.7%
Other Service Fees	1,162	1,281	-9.3%
ATM Processing Fees	1,355	1,362	-0.5%
Trust Fees	1,466	1,469	-0.1%
Life Insurance Gains	433	-	n/m
Financial Services Commissions	194	255	-23.7%
Equity Securities Gains (Losses)	50	(50)	n/m
Other	1,847	1,982	-6.8%
Total Noninterest Income	23,867	23,724	0.6%

Noninterest Expense:
Salaries and Benefits	26,198	26,537	-1.3%
Occupancy and Equipment	9,964	9,555	4.3%
Outsourced Data Processing	4,736	4,639	2.1%
Loss Contingency (1)	553	-	n/m
Amortization of Identifiable Intangibles	389	1,023	-62.0%
Professional Fees	1,146	1,656	-30.8%
Courier Service	893	885	0.9%
Other	6,865	7,468	-8.1%
Total Noninterest Expense	50,744	51,763	-2.0%

Income Before Income Taxes	51,251	44,704	14.6%
Income Tax Provision	11,980	9,188	30.4%
Net Income	39,271	35,516	10.6%

Average Common Shares Outstanding	26,892	26,581	1.2%
Diluted Common Shares Outstanding	26,950	26,696	1.0%

Per Common Share Data:
Basic Earnings	$1.46	$1.34	9.0%
Diluted Earnings	1.46	1.33	9.8%
Dividends Paid	0.81	0.80	1.3%

Footnotes and Abbreviations:

(1) In the second quarter 2019, the Company recorded $553 thousand in loss contingencies. The loss contingencies include a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit. Although loss contingencies represent estimated liabilities, which are subject to revision, the Company does not anticipate additional losses for either of these matters.

Certain amounts in prior periods have been reclassified to conform to the current presentation.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized